Exhibit 10.4

AMENDMENT NO. 2 TO

CAPITAL SUPPORT AGREEMENT

This Amendment No. 2 (the “Amendment”) to the Capital Support Agreement, is made as of the 29th day of September 2008, by and between NORTHERN TRUST CORPORATION (the “Support Provider”) and NORTHERN INSTITUTIONAL FUNDS (the “Trust”), on behalf of its series the Liquid Assets Portfolio (the “Fund”).

WHEREAS, the parties have entered into a Capital Support Agreement (the “Agreement”), dated as of February 21, 2008 and amended the Agreement on July 15, 2008; and

WHEREAS, the parties desire to further amend the Agreement on the terms and subject to the conditions provided herein.

NOW THEREFORE, the parties, intending to be legally bound, hereby agree as follows:

1. Unless otherwise expressly provided herein, capitalized terms shall have the meanings assigned to them in the Agreement.

2. Section 1(f) of the Agreement is hereby deleted in its entirety and replaced as set forth below:

(f) “Required Capital Contribution” means for the Fund on the date of any Contribution Event, a Capital Contribution in an amount sufficient for the Fund to maintain its net asset value per share at no less than the Minimum Permissible NAV, after giving effect to the Contribution Event and all payments received by the Fund in respect of the Eligible Notes. The net asset value for purposes of calculating the amount of Required Capital Contribution shall exclude any account receivable or other asset representing the Support Provider’s obligations under this Agreement. Minimum Permissible NAV means $0.9990.

IN WITNESS WHEREOF, the parties caused this Amendment No. 2 to the Capital Support Agreement to be executed as of the date specified above.

NORTHERN TRUST CORPORATION

By:	/s/ William R. Dodds, Jr.
Name:	William R. Dodds, Jr.
Title:	Treasurer

ADDRESS FOR NOTICES:

50 S. LaSalle St.
Chicago, IL 60603

Attn:	William R. Dodds, Jr.

NORTHERN INSTITUTIONAL FUNDS FOR AND ON BEHALF OF ITS LIQUID ASSETS PORTFOLIO

By:	/s/ Lloyd A. Wennlund
Name:	Lloyd A. Wennlund
Title:	President

ADDRESS FOR NOTICES:

50 S. LaSalle St.
Chicago, IL 60603

Attn:	Lloyd A. Wennlund

2